As filed with Securities and Exchange Commission on April 22, 2004.
                                                              FILE NO. 033-81470
                                                                       811-08624
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. / /


                         POST-EFFECTIVE AMENDMENT NO. [17] /X/


                                     AND/OR

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                                AMENDMENT NO. [18]  /X/



                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
                        FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                           733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (310) 772-6000

                            CHRISTINE A. NIXON, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             C/O AIG RETIREMENT SERVICES, INC.
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 3, 2004 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) of Rule 485
[ ] on             pursuant to paragraph (a) of Rule 485

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                        FS VARIABLE ANNUITY ACCOUNT TWO
                               SUPPLEMENT TO THE
                    VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY
                             (FORM NO. F-3394-PRO)
                       PROSPECTUS DATED DECEMBER 15, 2003
--------------------------------------------------------------------------------

The date of the Prospectus has been changed to May 3, 2004.

All references in the Prospectus to the date of the Statement of Additional Information are hereby changed to May 3, 2004.





Date:  May 3, 2004

               PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.
                                  PAGE 1 OF 1

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS


                               December 15, 2003



Incorporated by reference to Post-Effective Amendment No. 16 under the Securities Act of 1933 ("the 33 Act") and No. 17 under the Investment Company Act of 1940 ("the 40 Act") to the Registration Statement, File Nos. 033-81470 and 811-08624 on Form N-4, filed on December 8, 2003.

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


ITEM NUMBER IN FORM N-4                        CAPTION
15. Cover Page...............................  Cover Page

16. Table of Contents........................  Table of Contents

17. General Information and History..........  Description of the Company, the Separate Account and
                                               the General Account (P); Variable Portfolio Options
                                               (P); Additional Information About the Company (P)

18. Services.................................  Contract Charges (P); Custodian (P); Financial
                                               Statements

19. Purchase of Securities Being Offered.....  Purchases, Withdrawals and Contract Value (P)

20. Underwriters.............................  Purchases, Withdrawals and Contract Value (P);
                                               Distribution of Contracts

21. Calculation of Performance Data..........  Performance Data

22. Annuity Payments.........................  Income Phase (P); Annuity Unit Values; Income Payments

23. Financial Statements.....................  Depositor:  Financial Statements; Registrant:
                                               Financial Statements


                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                       STATEMENT OF ADDITIONAL INFORMATION

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         FS VARIABLE ANNUITY ACCOUNT TWO
                   (Vista Capital Advantage Variable Annuity)


This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 3, 2004, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:




                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 May 3, 2004

                                TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
Performance Data ..........................................................     1

Income Payments ...........................................................     3

Annuity Unit Values .......................................................     4

Taxes .....................................................................     6

Distribution of Contracts .................................................     12

Financial Statements ......................................................     12

                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV    =    value of one Accumulation Unit at the start of a 7 day period

        EV    =    value of one Accumulation Unit at the end of the 7 day period

        CMF   =    an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days


        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Cash Management Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.


        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

        Effective Yield = [(Base Period Return + 1)(365/7) - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account including the Cash Management Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date can be found on the Company's website, www.aigsunamerica.com or by calling 800-445-7862.

        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                P(1+T)(n) = ERV

        where:

                P     = a hypothetical initial payment of $1,000
                T     = average annual total return
                n     = number of years

               ERV    =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in

September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                      NIF     = ($11.46/$11.44)

                              = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                      1/[(1.035)(1/12)] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

              $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is

$13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

             Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

General

        Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.



        For annuity payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.



        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.



Withholding Tax on Distributions



        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including rollovers from IRAs can be waived.



        An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a traditional IRA or retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) minimum distributions required to be made under the Code. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.



        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.



Diversification -- Separate Account Investments



        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.



        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."



Non-Natural Owners



        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.



Multiple Contracts



        The Code provides that multiple Nonqualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Nonqualified annuity contract from the same issuer in any calendar year.



Tax Treatment of Assignments of Qualified Contracts



        Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan or pursuant to a qualified domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (or, in the case of an IRA, pursuant to a domestic relations order.)



        Tax Treatment of Gifting, Assigning, or Transferring Ownership of a Nonqualified Contract



        If you transfer ownership of your Nonqualified Contract to a person other than your spouse (or former spouse if incident to divorce) you will be taxed on the earnings above the purchase payments at the time of transfer. If you transfer ownership of your Nonqualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.



Trustee to Trustee Transfers of Qualified Contracts



        The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one Qualified contract to another Qualified contract of the same plan type or to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract.



Partial 1035 Exchanges



        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. In 1998, the U.S. Tax Court ruled that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a tax-free exchange. In 1999, the IRS acquiesced in that Tax Court decision, but stated that it would nonetheless continue to challenge partial exchange transactions under certain circumstances. In Notice 2003-51, published on July 9, 2003, the IRS announced that, pending the publication of final regulations, it will consider all the facts and circumstances to determine whether a partial exchange and subsequent withdrawal from, or surrender of, either the surviving annuity contract or the new annuity contract within 24 months of the partial exchange should be treated as an integrated transaction, and thus whether the two contracts should be treated as a single contract to determine the tax treatment of the surrender or withdrawal under Section 72 of the Code. Although Notice 2003-51 and the IRS's acquiescence in the Tax Court decision indicate that the IRS will respect partial exchanges of annuity contracts under certain circumstances, uncertainty remains, and owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.



Qualified Plans



        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.



        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.



        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.



(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"



        Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(b) Tax-Sheltered Annuities



        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code.



        One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2004 is $13,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $3,000 in 2004 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2004 may not exceed the lessor of $41,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.



(c) Individual Retirement Annuities



        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(d) Roth IRAs



        Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2004 is the lessor of $3,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $500 in 2004. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Generally, you can contribute to a Roth IRA if you have taxable compensation and your modified adjusted gross income is less than: $160,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $110,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. Certain persons may be eligible to convert a traditional IRA into a Roth IRA.

        Conversion into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.



(e) Pension and Profit-Sharing Plans



        Sections 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, public employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.



(f) Deferred Compensation Plans - Section 457(b)



        Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

Economic Growth and Tax Relief Reconciliation Act of 2001



        For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration.



                            DISTRIBUTION OF CONTRACTS

     The contracts are offered on a continuous basis through AIG SunAmerica Capital Services, Inc., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. AIG SunAmerica Capital Services, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Company and AIG SunAmerica Capital Services, Inc. are each an indirect wholly owned subsidiary of AIG SunAmerica Inc. No underwriting fees are paid in connection with the distribution of the contracts.

                              FINANCIAL STATEMENTS




The financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of FS Variable Annuity Account Two at August 31, 2003, and for each of the two years in the period ended August 31, 2003, are also presented in this Statement of Additional Information.

        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                         Report of Independent Auditors

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
March 29, 2004

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                  BALANCE SHEET

                                                               DECEMBER 31,
                                                        ------------------------
                                                           2003          2002
                                                        ----------    ----------
                                                             (IN THOUSANDS)
ASSETS
Investments and cash:
   Cash and short-term investments .................    $  104,011    $   37,955
   Bonds, notes and redeemable preferred
      stocks available for sale, at market
      value (amortized cost: December 31,
      2003, $2,617,647; December 31, 2002,
      $1,375,026)...................................     2,657,812     1,410,053
   Mortgage loans ..................................       215,521       193,035
   Policy loans ....................................        35,251        36,052
   Common stocks available for sale, at market
      value (cost: December 31, 2003, $291;
      December 31, 2002, $1,629) ...................           295         1,140
   Securities lending collateral ...................       154,756        29,569

   Total investments and cash ......................     3,167,646     1,707,804

Variable annuity assets held in separate
   accounts ........................................       438,224       399,017
Accrued investment income ..........................        27,577        15,849
Deferred acquisition costs .........................       177,926       104,459
Income taxes currently receivable from Parent ......         1,360         9,831
Receivable from brokers ............................            --         1,025
Other assets .......................................         1,749         1,401
                                                        ----------    ----------
TOTAL ASSETS .......................................    $3,814,482    $2,239,386
                                                        ==========    ==========

LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
   Reserves for fixed annuity contracts ............    $2,490,145    $1,290,702
   Reserves for universal life insurance
      contracts ....................................       232,271       237,862
   Securities lending payable ......................       154,756        29,569
   Payable to brokers ..............................        40,852            --
   Other liabilities ...............................        66,814        38,804
                                                        ----------    ----------
   Total reserves, payables and accrued
      liabilities ..................................     2,984,838     1,596,937

Variable annuity liabilities related to
      separate accounts ............................       438,224       399,017

Deferred income taxes ..............................        41,895        30,394
                                                        ----------    ----------
Total liabilities ..................................     3,464,957     2,026,348
                                                        ----------    ----------
Shareholder's equity:
   Common stock ....................................         3,000         3,000
   Additional paid-in capital ......................       259,428       144,428
   Retained earnings ...............................        68,657        51,740
   Accumulated other comprehensive income ..........        18,440        13,870
                                                        ----------    ----------
   Total shareholder's equity ......................       349,525       213,038
                                                        ----------    ----------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY .........    $3,814,482    $2,239,386
                                                        ==========    ==========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                   YEARS ENDED DECEMBER 31,
                                              ----------------------------------
                                                 2003        2002         2001
                                              ---------   ---------    ---------
                                                        (IN THOUSANDS)
REVENUES

   Fee income:
      Variable annuity policy fees ........   $   8,077   $   9,003    $   8,041
      Universal life insurance policy fees,
         net of reinsurance ...............       5,289       6,276        5,815
      Surrender charges ...................       1,744       1,854        2,141
                                              ---------   ---------    ---------

   Total fee income .......................      15,110      17,133       15,997

   Investment income ......................     119,730      97,327      100,952
   Net realized investment gains (losses) .       2,417     (10,025)     (19,266)
                                              ---------   ---------    ---------

Total revenues ............................     137,257     104,435       97,683
                                              ---------   ---------    ---------

BENEFITS AND EXPENSES
Interest expense:
   Fixed annuity contracts ................      65,631      47,186       51,320
   Universal life insurance contracts .....      11,076      11,489       11,815
                                              ---------   ---------    ---------

Total interest expense ....................      76,707      58,675       63,135

General and administrative expenses .......       6,036       8,112        4,341
Amortization of deferred acquisition costs       20,564      16,367       11,629
Annual commissions ........................       1,038         771          724
Claims on universal life contracts,
   net of reinsurance recoveries ..........       3,098       2,985        2,415
Guaranteed minimum death benefits .........         816       1,735          546
                                              ---------   ---------    ---------

Total benefits and expenses ...............     108,259      88,645       82,790
                                              ---------   ---------    ---------

PRETAX INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE ...................      28,998      15,790       14,893

Income tax expense ........................      12,081       9,032        6,180
                                              ---------   ---------    ---------

INCOME BEFORE CUMULATIVE EFFECT
   OF ACCOUNTING CHANGE ...................      16,917       6,758        8,713
                                              ---------   ---------    ---------

Cumulative effect of accounting change,
   net of tax .............................          --          --         (520)
                                              ---------   ---------    ---------

NET INCOME ................................   $  16,917   $   6,758    $   8,193
                                              ---------   ---------    ---------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
            STATEMENT OF INCOME AND COMPREHENSIVE INCOME (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                               ---------------------------------
                                                 2003        2002        2001
                                               --------    --------    ---------
                                                        (IN THOUSANDS)

OTHER COMPREHENSIVE INCOME, NET OF TAX

Net unrealized gains on fixed maturity and
   equity securities available for sale
   identified in the current period
   less amortization of deferred
   acquisition costs .......................   $  8,750    $ 16,123    $  7,185

Less reclassification adjustment for net
   realized (gains) losses included in
   net income ..............................     (1,719)      3,417       9,212

Income tax expense .........................     (2,461)     (6,839)     (5,739)
                                               --------    --------    ---------

OTHER COMPREHENSIVE INCOME .................      4,570      12,701      10,658
                                               --------    --------    ---------

COMPREHENSIVE INCOME .......................   $ 21,487    $ 19,459    $ 18,851
                                               ========    ========    ========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                  YEARS ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2003           2002           2001
                                                         -----------    -----------    -----------
                                                                       (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income ...........................................   $    16,917    $     6,758    $     8,193
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Cumulative effect of accounting change,
      net of tax .....................................            --             --            520
   Interest credited to:
      Fixed annuity contracts ........................        65,631         47,186         51,320
      Universal life insurance contracts .............        11,076         11,489         11,815
   Net realized investment (gains) losses ............        (2,417)        10,025         19,266
   Amortization of discount on securities ............        (2,493)        (1,241)        (2,999)
   Amortization of deferred acquisition costs ........        20,564         16,367         11,629
   Acquisition costs deferred ........................       (92,631)       (30,345)        (8,160)
   Provision for deferred income taxes ...............         9,040         25,503            507
   Change in:
      Accrued investment income ......................       (11,728)        (3,537)         2,497
      Income taxes currently (receivable
         from)/payable to Parent .....................         8,471        (13,550)        11,786
      Other liabilities ..............................        17,209         (5,609)       (10,103)
      Other, net .....................................         3,574            510          1,100
                                                         -----------    -----------    -----------

NET CASH PROVIDED BY OPERATING ACTIVITIES ............        43,213         63,556         97,371
                                                         -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of:
   Bonds and notes ...................................    (1,883,889)      (604,280)      (266,757)
   Mortgage loans ....................................       (53,070)       (45,944)       (31,540)
   Common stocks .....................................            --           (845)           (58)
   Other investments, excluding short-term investments          (771)          (417)          (229)
Sales of:
   Bonds and notes ...................................       403,973        219,856        246,769
   Other investments, excluding short-term investments         1,522             49             42
Redemptions and maturities of:
   Bonds and notes ...................................       283,637        121,907        149,150
   Mortgage loans ....................................        30,846         25,833         26,813
   Other investments, excluding short-term investments         1,572          1,709          2,767
                                                         -----------    -----------    -----------

NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES ..   $(1,216,180)   $  (282,132)   $   126,957
                                                         -----------    -----------    -----------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------
                                                                 2003           2002           2001
                                                              -----------    -----------    -----------
                                                                            (IN THOUSANDS)
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits received on:
   Fixed annuity contracts ................................   $ 1,280,979    $   390,318    $    66,463
   Universal life insurance contracts .....................         9,436          9,712         10,466
Net exchanges from (to) the fixed accounts of
   variable annuity contracts .............................        (2,712)        23,542        (33,539)
Withdrawal payments on:
   Fixed annuity contracts ................................      (114,000)      (137,007)      (207,166)
   Universal life insurance contracts .....................        (7,522)       (10,740)       (11,565)
Claims and annuity payments on:
   Fixed annuity contracts ................................       (29,888)       (28,271)       (30,242)
   Universal life insurance contracts .....................       (12,270)       (20,005)       (17,567)
Capital contributions received from Parent ................       115,000             --             --
Dividend paid to Parent ...................................            --             --        (12,900)
                                                              -----------    -----------    -----------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES .......     1,239,023        227,549       (236,050)
                                                              -----------    -----------    -----------

NET INCREASE (DECREASE) IN CASH AND SHORT-TERM INVESTMENTS         66,056          8,973        (11,722)
CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF PERIOD ....        37,955         28,982         40,704
                                                              -----------    -----------    -----------

CASH AND SHORT-TERM INVESTMENTS AT END OF PERIOD ..........   $   104,011    $    37,955    $    28,982
                                                              ===========    ===========    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness .............................            --             --             --
                                                              ===========    ===========    ===========

Net income taxes refunded by Parent .......................   $    (5,430)   $    (2,922)   $    (6,113)
                                                              ===========    ===========    ===========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

      First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company principally engaged in the business of writing fixed and variable annuities for retirement savings in the State of New York. The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company ("the Parent"), which is a wholly owned subsidiary of AIG Retirement Services, Inc. ("AIGRS")(formerly AIG SunAmerica Inc.), a subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and retirement services and asset management.

      Substantially all of the Company's revenues are derived from the State of New York. Products are marketed through financial institutions, affiliated and independent broker-dealers and full-service securities firms. One financial institution represented approximately 15.9% and one independent broker-dealer represented 15.3% of sales in the year ended December 31, 2003. One financial institution represented approximately 19.3% of sales in the year ended December 31, 2002. One financial institution represented approximately 35.7% of sales in the year ended December 31, 2001. No other independent selling organization was responsible for more than 10% of sales for any such periods.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("GAAP"). Certain prior period amounts have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of income and comprehensive income, as they are recorded directly to policyholder liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net fair value when declines in value are considered to be other than temporary. Estimates of net fair value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances.

      Securities lending collateral consist of securities provided as collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the statement of income and comprehensive income.

      Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      The Company regularly reviews its investments for possible impairment based on criteria including economic conditions, market prices, past experience and other issuer-specific developments among other factors. If there is a decline in a security's net realizable value, a determination is made as to whether that decline is temporary or "other than temporary". If it is believed that a decline in the value of a particular investment is temporary, the decline is recorded as an unrealized loss in accumulated other comprehensive income. If it is believed that the decline is "other than temporary", the Company writes down the carrying value of the investment and records a realized loss in the statement of income and comprehensive income.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      related to, the production or acquisition of new business. The Company capitalized DAC of $92,631,000, $30,345,000 and $8,160,000 for the years ended December 31, 2003, 2002 and 2001, respectively.

      As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale which is a component of accumulated other comprehensive income and is credited or charged directly to shareholder's equity. DAC has been decreased by $11,800,000 and $13,200,000 at December 31, 2003 and 2002, respectively, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of EGPs over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, net spreads earned during the life of the contracts, costs of providing policy guarantees, and the level of expenses necessary to maintain the policies. The Company revises future DAC assumptions, referred to herein as a DAC unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. At December 31, 2003, DAC amortization was adjusted for a DAC unlocking that resulted in a reduction of $2.0 million. Increases in future EGPs may result from higher interest spread and/or lower surrender rate assumptions, while decreases in future EGPs may result from lower interest spread and /or higher surrender rate assumptions. DAC amortization for the current period is reduced when future EGPs are increased and increased when future EGPs are decreased.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in variable annuity fees in the statement of income and comprehensive income.

      RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
      Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income when earned.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In January 2001, the Emerging Issues Task Force ("EITF") issued EITF 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. The Company's beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $520,000 ($800,000 before tax).

      In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for Certain Non traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). FASB did not object to the issuance of SOP 03-1. This statement is effective for the Company as of January 1, 2004. Under SOP 03-1, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. The adoption of SOP 03-1 will not have a material impact on the Company's separate accounts.

      In addition, SOP 03-1 will require the Company to recognize a liability for guaranteed minimum death benefits and modify certain disclosures and financial statement presentations for this product. The Company's estimate of the liability, including the impact of DAC, will result in a one-time cumulative accounting charge upon adoption of approximately $2 million ($4 million pre-tax) to be recorded in the first quarter of 2004.

3.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                       AMORTIZED      ESTIMATED
                                                          COST        FAIR VALUE
                                                       ----------     ----------
                                                            (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States government .......     $   17,671     $   18,054
Mortgage-backed securities .......................        619,800        634,640
Securities of public utilities ...................        126,229        131,158
Corporate bonds and notes ........................      1,226,035      1,248,590
Other debt securities ............................        627,912        625,370
                                                       ----------     ----------
        Total ....................................     $2,617,647     $2,657,812
                                                       ==========     ==========

AT DECEMBER 31, 2002:
Securities of the United States government .......     $    3,074     $    3,208
Mortgage-backed securities .......................        442,675        471,065
Securities of public utilities ...................         74,205         75,470
Corporate bonds and notes ........................        619,304        638,266
Other debt securities ............................        235,768        222,044
                                                       ----------     ----------
    Total ........................................     $1,375,026     $1,410,053
                                                       ==========     ==========

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2003, follow:

                                                                      ESTIMATED
                                                       AMORTIZED        FAIR
                                                         COST           VALUE
                                                      -----------     ----------
                                                            (IN THOUSANDS)

Due in one year or less ........................      $    35,767     $   36,178
Due after one year through five years ..........          764,378        784,755
Due after five years through ten years .........          888,517        892,038
Due after ten years ............................          309,185        310,201
Mortgage-backed securities .....................          619,800        634,640
                                                      -----------     ----------
    Total ......................................      $ 2,617,647     $2,657,812
                                                      ===========     ==========

      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

                                                          GROSS         GROSS
                                                        UNREALIZED    UNREALIZED
                                                          GAINS         LOSSES
                                                        ----------    ----------
                                                             (IN THOUSANDS)
AT DECEMBER 31, 2003:
Securities of the United States government ........      $    383      $     --
Mortgage-backed securities ........................        20,483        (5,643)
Securities of public utilities ....................         5,258          (329)
Corporate bonds and notes .........................        30,773        (8,217)
Other debt securities .............................         7,294        (9,837)
                                                         --------      --------
    Total .........................................      $ 64,191      $(24,026)
                                                         ========      ========

                                                          GROSS         GROSS
                                                        UNREALIZED    UNREALIZED
                                                          GAINS         LOSSES
                                                        ----------    ----------
                                                             (IN THOUSANDS)
AT DECEMBER 31, 2002:
Securities of the United States government ........      $    133      $     --
Mortgage-backed securities ........................        28,484           (94)
Securities of public utilities ....................         2,632        (1,366)
Corporate bonds and notes .........................        30,261       (11,299)
Other debt securities .............................         1,421       (15,145)
                                                         --------      --------
    Total .........................................      $ 62,931      $(27,904)
                                                         ========      ========

      Gross unrealized gains on equity securities aggregated $9,000 and $22,000 at December 31, 2003 and 2002, respectively. Gross unrealized losses on equity securities aggregated $5,000 and $511,000 at December 31, 2003 and 2002, respectively.

      The following table summarizes the Company's gross unrealized losses and estimated fair values on investments, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2003.

                                     LESS THAN 12 MONTHS             12 MONTHS OR MORE                    TOTAL
                                -----------------------------  -----------------------------  -----------------------------
    (DOLLARS IN THOUSANDS)                  UNREALIZED                     UNREALIZED                     UNREALIZED
      DECEMBER 31, 2003         FAIR VALUE    LOSSES    ITEMS  FAIR VALUE    LOSSES    ITEMS  FAIR VALUE    LOSSES    ITEMS
------------------------------  ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
Mortgaged-backed securities ..  $  183,577  $   (5,643)    37  $       --  $       --     --  $  183,577  $   (5,643)    37
Securities of public utilities      15,013        (329)     6          --          --     --      15,013        (329)     6
Corporate bonds and notes ....     388,358      (8,204)    69          56         (13)     1     388,414      (8,217)    70
Other debt securities ........     219,407      (8,357)    44       3,521      (1,480)     1     222,928      (9,837)    45
                                ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
    Total - debt securities ..     806,355     (22,533)   156       3,577      (1,493)     2     809,932     (24,026)   158
Equity securities ............         291          (5)     2          --          --     --         291          (5)     2
                                ----------  ----------  -----  ----------  ----------  -----  ----------  ----------  -----
Total ........................  $  806,646  $  (22,538)   158  $    3,577  $   (1,493)     2  $  810,223  $  (24,031)   160
                                ==========  ==========  =====  ==========  ==========  =====  ==========  ==========  =====

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      Gross realized investment gains and losses on the sales of investments are as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                --------------------------------
                                                  2003        2002        2001
                                                --------    --------    --------
                                                         (IN THOUSANDS)
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
    Realized gains ..........................   $  8,954    $  8,522    $  8,220
    Realized losses .........................     (3,311)     (8,677)    (10,222)
COMMON STOCKS:
    Realized gains ..........................        202          --          42
    Realized losses .........................        (20)        (38)         --

      The sources and related amounts of investment income are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                     2003         2002         2001
                                                  ---------    ---------    ---------
                                                             (IN THOUSANDS)
Short-term investments ........................   $     848    $   1,441    $   1,661
Bonds and notes and redeemable preferred stocks     103,197       80,518       83,449
Mortgage loans ................................      13,552       13,000       14,068
Policy loans ..................................       2,819        2,160           --
Other invested assets .........................          55          788        3,022
                                                  ---------    ---------    ---------
Gross investment income .......................     120,471       97,907      102,200
Less: investment expenses .....................        (741)        (580)      (1,248)
                                                  ---------    ---------    ---------
Total investment income .......................   $ 119,730    $  97,327    $ 100,952
                                                  =========    =========    =========

      The Company had no investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2003. Investment income was attributable to the following products:

                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                              2003          2002          2001
                                            --------      --------      --------
                                                       (IN THOUSANDS)

Fixed annuities ......................      $ 91,169      $ 65,606      $ 70,006
Variable annuities ...................        14,564        14,062        12,082
Universal life insurance .............        13,997        17,659        18,864
                                            --------      --------      --------
                                            $119,730      $ 97,327      $100,952
                                            ========      ========      ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3.    INVESTMENTS (Continued)

      At December 31, 2003, bonds and notes included $153,165,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 11 industries with 20% concentrated in telecommunications, 20% concentrated in cyclical consumer products and 14% concentrated in non-cyclical consumer products. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2003, mortgage loans were collateralized by properties located in 26 states, with loans totaling approximately 27% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 12% by properties located in Texas and approximately 10% by properties located in both Michigan and New York. No more than 10% of the portfolio was secured by properties located in any other single state.

      At December 31, 2003, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $222,000.

      At December 31, 2003, $594,000 of bonds, at amortized cost, was on deposit with regulatory authorities in accordance with statutory requirements.

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized non-financial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, the fair value is estimated with internally prepared valuations (including those based on estimates of future profitability). Otherwise, the most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible is used to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      The estimated fair values of the Company's financial instruments at December 31, 2003 and December 31, 2002, compared with their respective carrying values, are as follows:

                                                                 CARRYING      FAIR
                                                                  VALUE        VALUE
                                                                    (IN THOUSANDS)
DECEMBER 31, 2003:
ASSETS:
    Cash and short-term investments .........................   $  104,011   $  104,011
    Bonds and notes and redeemable preferred stocks .........    2,657,812    2,657,812
    Mortgage loans ..........................................      215,521      230,022
    Policy loans ............................................       35,251       35,251
    Common stock ............................................          295          295
    Securities lending collateral ...........................      154,756      154,756
    Variable annuity assets held in separate accounts .......      438,224      438,224
LIABILITIES:
    Reserves for fixed annuity contracts ....................   $2,490,145   $2,419,705
    Securities lending payable ..............................      154,756      154,756
    Variable annuity liabilities related to separate accounts      438,224      438,224

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                                 CARRYING      FAIR
                                                                  VALUE        VALUE
                                                                ----------   ----------
                                                                    (IN THOUSANDS)
DECEMBER 31, 2002:
ASSETS:
    Cash and short-term investments .........................   $   37,955   $   37,955
    Bonds and notes and redeemable preferred stocks .........    1,410,053    1,410,053
    Mortgage loans ..........................................      193,035      213,212
    Policy loans ............................................       36,052       36,052
    Common stock ............................................        1,140        1,140
    Securities lending collateral ...........................       29,569       29,569
    Variable annuity assets held in separate accounts .......      399,017      399,017
LIABILITIES:
    Reserves for fixed annuity contracts ....................   $1,290,702   $1,255,463
    Securities lending payable ..............................       29,569       29,569
    Variable annuity liabilities related to separate accounts      399,017      399,017

5.    REINSURANCE

      The universal life contracts are subject to existing reinsurance ceded agreements. In order to limit the exposure to loss on any single insured, the Company entered into a reinsurance treaty effective January 1, 2000 under which the Company retains no more than $100,000 of risk on any one insured life. Total reserve credits of $1,200,000 and $1,141,000 were taken against the life insurance reserves at December 31, 2003 and 2002, respectively.

      Reinsurance premiums of $7.1 million, $6.1 million and $6.3 million were netted against universal life insurance policy fees in 2003, 2002 and 2001, respectively. Reinsurance recoveries were $3.6 million, $4.2 million and $3.9 million in 2003, 2002 and 2001, respectively and were offset against claims on universal life contracts.

      With respect to the Company's reinsurance, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

6.    COMMITMENTS AND CONTINGENT LIABILITIES

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

      The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

6.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength-rating equivalent to that held by the Company with the benefit of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and annual reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and annual reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      At December 31, 2003, the Company was obligated to purchase approximately $9,000,000 of asset backed securities in the ordinary course of business. The expiration dates of these commitments are as follows: $4,000,000 in 2004 and $5,000,000 in 2007.

      The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference.

7.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2003 and December 31, 2002, 300 shares were outstanding.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (continued)

      Changes in shareholder's equity are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                     2003         2002         2001
                                                  ---------    ---------    ---------
                                                             (IN THOUSANDS)
ADDITIONAL PAID-IN CAPITAL:
   Beginning balances .........................   $ 144,428    $ 144,428    $ 144,428
   Capital contributions by Parent ............     115,000           --           --
                                                  ---------    ---------    ---------
   Ending balances ............................   $ 259,428    $ 144,428    $ 144,428
                                                  =========    =========    =========

RETAINED EARNINGS:
   Beginning balances .........................   $  51,740    $  44,982    $  49,689
   Net income .................................      16,917        6,758        8,193
   Dividends paid to Parent ...................          --           --      (12,900)
                                                  ---------    ---------    ---------
   Ending balances ............................   $  68,657    $  51,740    $  44,982
                                                  =========    =========    =========

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Beginning balances .........................   $  13,870    $   1,169    $  (9,489)
   Change in net unrealized gains (losses) on
      debt securities available for sale ......       5,138       29,401       37,497
   Change in net unrealized gains (losses) on
      equity securities available for sale ....         493         (161)        (300)
   Change in adjustment to deferred Acquisition
      costs ...................................       1,400       (9,700)     (20,800)
   Tax effects of net changes .................      (2,461)      (6,839)      (5,739)
                                                  ---------    ---------    ---------
    Ending balances ...........................   $  18,440    $  13,870    $   1,169
                                                  =========    =========    =========

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                                     DECEMBER 31,   DECEMBER 31,
                                                         2003          2002
                                                     ------------   ------------
                                                           (IN THOUSANDS)
Gross unrealized gains .........................     $     64,200   $     62,953
Gross unrealized losses ........................          (24,031)       (28,415)
Adjustment to DAC ..............................          (11,800)       (13,200)
Deferred income taxes ..........................           (9,929)        (7,468)
                                                     ------------   ------------
Accumulated other comprehensive income .........     $     18,440   $     13,870
                                                     ============   ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

7.    SHAREHOLDER'S EQUITY (Continued)

      On September 30, 2003 and December 31, 2003, the Company received cash capital contributions from the Parent of $40,000,000 and $75,000,000, respectively.

      Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Superintendent of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. Currently, no dividends can be paid to stockholders during 2004 without prior approval of the New York Superintendent of Insurance.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the years ended December 31, 2003 and December 31, 2002 were approximately $28,065,000 and $1,416,000, and the net income for the year ended December 31, 2001 was approximately $4,525,000, respectively. The Company's statutory capital and surplus totaled approximately $213,084,000 at December 31, 2003 and $123,141,000 at December 31, 2002.

8.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                                 YEARS ENDED DECEMBER 31,
                                           -------------------------------------
                                             2003          2002           2001
                                           --------      --------       --------
                                                      (IN THOUSANDS)

Current .............................      $  3,041      $(16,471)      $  5,673
Deferred ............................         9,040        25,503            507
                                           --------      --------       --------
Total income tax expense ............      $ 12,081      $  9,032       $  6,180
                                           ========      ========       ========

      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                     --------------------------------
                                                       2003        2002        2001
                                                     --------    --------    --------
                                                              (IN THOUSANDS)

Amount computed at statutory rate ................   $ 10,149    $  5,527    $  5,213
Increases (decreases) resulting from:
    State income taxes, net of federal tax benefit      1,447       2,103         795
    Dividends received deduction .................       (315)       (144)       (509)
    Other, net ...................................        800       1,546         681
                                                     --------    --------    --------
Total income tax Expense .........................   $ 12,081    $  9,032    $  6,180
                                                     ========    ========    ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

8.    INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for deferred income taxes are as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                           2003          2002
                                                         --------      --------
                                                             (IN THOUSANDS)
DEFERRED TAX LIABILITIES:
   Investments .....................................     $  2,637      $  4,899
   Deferred acquisition costs ......................       52,448        31,106
   Other liabilities ...............................        3,383         4,026
   Net unrealized gains on debt and
      equity securities available for sale .........        9,931         7,468
                                                         --------      --------
   Total deferred tax liabilities ..................       68,399        47,499
                                                         --------      --------
DEFERRED TAX ASSETS:
   Contractholder reserves .........................      (14,994)       (9,790)
   Other assets ....................................      (11,510)       (7,315)
                                                         --------      --------
   Total deferred tax assets .......................      (26,504)      (17,105)
                                                         --------      --------
   Deferred income taxes ...........................     $ 41,895      $ 30,394
                                                         ========      ========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

9.    RELATED-PARTY MATTERS

      The Company's products may be sold by nine affiliated companies:
      SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors; VALIC Financial Advisors, Inc.; and American General Equity Services Corporation. Commissions paid to these broker-dealers totaled $1,063,000 in the year ended December 31, 2003, $1,143,000 in the year ended December 31, 2002 and $1,332,000 in the year ended December 31, 2001. These affiliated broker-dealers represent a sequentially less significant portion of the Company's business, amounting to 1.4%, 4.8% and 17.4% of premiums for each of the respective periods.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent and from certain AIG affiliates. Amounts paid for such services totaled $5,250,000 for the year ended December 31, 2003, $8,399,000 for the year ended December 31, 2002 and $6,469,000 for the year ended December 31, 2001. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $3,305,000 and $1,930,000, in 2002 and 2001 respectively, and is deferred and amortized as part of DAC. No such deferral occurred in 2003. The other components of these costs are included in general and administrative expenses in the statement of income and comprehensive income.

      The majority of the Company's invested assets are managed by an affiliate of the Company. The investment management fees incurred were $0.7 million, $0.6 million and $1.2 million for the years ended December 31, 2003, 2002 and 2001, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (Continued)

9.    RELATED-PARTY MATTERS (Continued)

      The Company's fixed annuities are administered by AIG Annuity Insurance Company, an affiliate of the Company. Costs charged to the Company to administer these policies were approximately $841,000 in 2003 and $107,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $4,010,000 in 2003 and $1,021,000 in 2002 and are deferred and amortized as part of Deferred Acquisition Costs. Effective November 2002, the responsibility for administration of the remaining block of fixed annuities was assumed by AIG Annuity Insurance Company, who the Company reimburses for their cost of administration. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

      On December 9, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a registered investment advisor and affiliate of the Company, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement was retroactive to January 1, 2002. Variable annuity fees of $1,620,000 and $1,777,000 were included in the statement of income and comprehensive income relating to the SAAMCO Agreement for the years ended December 31, 2003 and 2002, respectively. Of this amount, $1,476,000 and $1,639,000 has been paid to the Company in 2003 and 2002 and $144,000 and $138,000 remains a receivable from SAAMCO at December 31, 2003 and 2002, respectively.

      The Company paid $106,000 and $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2003 and 2002, respectively.

                        FS VARIABLE ANNUITY ACCOUNT TWO

                                       OF

                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                AUGUST 31, 2003

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY




                                 ANNUAL REPORT
                                AUGUST 31, 2003




                                    CONTENTS




Report of Independent Auditors..............................................   1
Statement of Assets and Liabilities.........................................   2
Schedule of Portfolio Investments...........................................   3
Statement of Operations.....................................................   4
Statement of Changes in Net Assets..........................................   5
Notes to Financial Statements...............................................   7

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of First SunAmerica Life Insurance Company and the Contractholders of its separate account, FS Variable Annuity Account Two


In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company (the "Separate Account") at August 31, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Los Angeles, California
October 31, 2003

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                                August 31, 2003

                                                                                                              U.S.
                                                 International      Capital   Growth and        Asset   Government        Money
                                                        Equity       Growth       Income   Allocation       Income       Market
                                                     Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
                                                 -------------   ----------   ----------   ----------   ----------   ----------
Assets:
    Investments in Mutual Fund Variable
       Annuity Trust at net asset value          $     982,030   $2,934,235   $4,184,157   $1,564,789   $1,304,684   $  352,496
Liabilities                                                  0            0            0            0            0            0
                                                 -------------   ----------   ----------   ----------   ----------   ----------
Net Assets                                       $     982,030   $2,934,235   $4,184,157   $1,564,789   $1,304,684   $  352,496
                                                 =============   ==========   ==========   ==========   ==========   ==========
     Accumulation units                                982,030    2,934,235    4,184,157    1,556,598    1,304,684      352,496
     Contracts in payout (annuitization) period              0            0            0        8,191            0            0
                                                 -------------   ----------   ----------   ----------   ----------   ----------
Total Net Assets                                 $     982,030   $2,934,235   $4,184,157   $1,564,789   $1,304,684   $  352,496
                                                 =============   ==========   ==========   ==========   ==========   ==========
Accumulation units outstanding                          83,330      150,935      265,613      115,215       84,890       28,382
                                                 =============   ==========   ==========   ==========   ==========   ==========
Unit value of accumulation units                 $       11.78   $    19.44   $    15.75   $    13.58   $    15.37   $    12.42
                                                 =============   ==========   ==========   ==========   ==========   ==========

                See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                August 31, 2003

                                                    Net Asset Value        Net Asset
Variable Accounts                         Shares          Per Share            Value           Cost
---------------------------------------------------------------------------------------------------
International Equity Portfolio           126,225    $          7.78    $     982,030    $ 1,372,078
Capital Growth Portfolio                 277,076              10.59        2,934,235      3,571,026
Growth  and Income Portfolio             403,876              10.36        4,184,157      5,457,259
Asset Allocation Portfolio               178,833               8.75        1,564,789      1,970,764
U.S. Government Income Portfolio         135,481               9.63        1,304,684      1,307,727
Money Market Portfolio                   352,496               1.00          352,496        352,496

                See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                August 31, 2003

                                                                                                                 U.S.
                                               International       Capital    Growth and         Asset     Government         Money
                                                      Equity        Growth        Income    Allocation         Income        Market
                                                   Portfolio     Portfolio     Portfolio     Portfolio      Portfolio     Portfolio
                                               -------------   -----------   -----------   -----------    -----------   -----------
Investment income:
   Dividends                                   $      15,674   $         0   $    67,754   $    37,447    $    56,087   $     2,764
                                               -------------   -----------   -----------   -----------    -----------   -----------
   Total investment income                            15,674             0        67,754        37,447         56,087         2,764
                                               -------------   -----------   -----------   -----------    -----------   -----------
Expenses:
   Mortality and expense risk charge                 (11,760)      (34,685)      (52,843)      (21,259)       (18,037)       (5,184)
   Distribution expense charge                        (1,411)       (4,162)       (6,341)       (2,551)        (2,165)         (622)
                                               -------------   -----------   -----------   -----------    -----------   -----------
   Total expenses                                    (13,171)      (38,847)      (59,184)      (23,810)       (20,202)       (5,806)
                                               -------------   -----------   -----------   -----------    -----------   -----------
Net investment income (loss)                           2,503       (38,847)        8,570        13,637         35,885        (3,042)
                                               -------------   -----------   -----------   -----------    -----------   -----------
Net realized gains (losses) from securities
 transactions:
   Proceeds from shares sold                         172,547       754,434     1,007,106       504,970        234,032        96,750
   Cost of shares sold                              (280,440)   (1,065,547)   (1,466,327)     (684,825)      (229,405)      (96,750)
                                               -------------   -----------   -----------   -----------    -----------   -----------
Net realized gains (losses) from securities
 transactions                                       (107,893)     (311,113)     (459,221)     (179,855)         4,627             0
Realized gain distributions                                0       560,928             0             0         32,438             0
                                               -------------   -----------   -----------   -----------    -----------   -----------
Net realized gains (losses)                         (107,893)      249,815      (459,221)     (179,855)        37,065             0
                                               -------------   -----------   -----------   -----------    -----------   -----------
Net unrealized appreciation (depreciation)
 of investments:
   Beginning of period                              (533,377)     (958,563)   (2,082,993)     (663,831)        58,742             0
   End of period                                    (390,048)     (636,791)   (1,273,102)     (405,975)        (3,043)            0
                                               -------------   -----------   -----------   -----------    -----------   -----------
Change in net unrealized appreciation
   (depreciation) of investments                     143,329       321,772       809,891       257,856        (61,785)            0
                                               -------------   -----------   -----------   -----------    -----------   -----------
Increase (decrease) in net assets from
 operations                                    $      37,939   $   532,740   $   359,240   $    91,638    $    11,165   $    (3,042)
                                               =============   ===========   ===========   ===========    ===========   ===========

                See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                August 31, 2003

                                                                                                                 U.S.
                                                International       Capital    Growth and         Asset    Government         Money
                                                       Equity        Growth        Income    Allocation        Income        Market
                                                    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                -------------   -----------   -----------   -----------   -----------   -----------
DECREASE IN NET ASSETS:
From operations:
   Net investment income (loss)                 $       2,503   $   (38,847)  $     8,570   $    13,637   $    35,885   $    (3,042)
   Net realized gains (losses) from
     securities transactions                         (107,893)      249,815      (459,221)     (179,855)       37,065             0
   Change in net unrealized appreciation
     (depreciation) of investments                    143,329       321,772       809,891       257,856       (61,785)            0
                                                -------------   -----------   -----------   -----------   -----------   -----------
     Increase (decrease) in net assets from
       operations                                      37,939       532,740       359,240        91,638        11,165        (3,042)
                                                -------------   -----------   -----------   -----------   -----------   -----------
From capital transactions:
   Net proceeds from units sold                             0           199           333           100        30,268             0
   Cost of units redeemed                            (103,527)     (465,415)     (651,028)     (370,246)     (197,458)      (85,306)
   Net transfers                                      (54,229)     (182,152)     (281,746)     (109,314)       14,672        49,028
   Contract maintenance charge                           (834)       (2,807)       (3,758)       (1,562)         (728)         (343)
                                                -------------   -----------   -----------   -----------   -----------   -----------
   Decrease in net assets from capital
     transactions                                    (158,590)     (650,175)     (936,199)     (481,022)     (153,246)      (36,621)
                                                -------------   -----------   -----------   -----------   -----------   -----------

Decrease in net assets                               (120,651)     (117,435)     (576,959)     (389,384)     (142,081)      (39,663)
Net assets at beginning of period                   1,102,681     3,051,670     4,761,116     1,954,173     1,446,765       392,159
                                                -------------   -----------   -----------   -----------   -----------   -----------
Net assets at end of period                     $     982,030   $ 2,934,235   $ 4,184,157   $ 1,564,789   $ 1,304,684   $   352,496
                                                =============   ===========   ===========   ===========   ===========   ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
Units sold                                                  0            13            24             8         1,933             0
Units redeemed                                        (10,265)      (29,156)      (46,422)      (29,325)      (12,618)       (6,886)
Units transferred                                      (5,386)      (11,297)      (19,795)       (8,694)          938         3,922
                                                -------------   -----------   -----------   -----------   -----------   -----------
Decrease in units outstanding                         (15,651)      (40,440)      (66,193)      (38,011)       (9,747)       (2,964)
Beginning units                                        98,981       191,375       331,806       153,226        94,637        31,346
                                                -------------   -----------   -----------   -----------   -----------   -----------
Ending units                                           83,330       150,935       265,613       115,215        84,890        28,382
                                                =============   ===========   ===========   ===========   ===========   ===========

                See accompanying notes to financial statements.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                August 31, 2002

                                                                                                                 U.S.
                                                International       Capital    Growth and         Asset    Government         Money
                                                       Equity        Growth        Income    Allocation        Income        Market
                                                    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                -------------   -----------   -----------   -----------   -----------   -----------
DECREASE IN NET ASSETS:
From operations:
   Net investment income (loss)                 $     (18,823)  $   (57,594)  $    17,438   $    38,030   $    79,529   $     1,658
   Net realized gains (losses) from
     securities transactions                         (124,840)     (110,394)     (435,696)     (113,792)       16,114             0
   Change in net unrealized appreciation
     (depreciation) of investments                     24,213      (817,298)     (647,767)     (164,089)        4,379             0
                                                -------------   -----------   -----------   -----------   -----------   -----------
     Increase (decrease) in net assets from
       operations                                    (119,450)     (985,286)   (1,066,025)     (239,851)      100,022         1,658
                                                -------------   -----------   -----------   -----------   -----------   -----------
From capital transactions:
   Net proceeds from units sold                         1,005         6,642        41,486         3,147        40,687             0
   Cost of units redeemed                            (167,686)     (576,323)   (1,059,994)     (218,156)     (558,754)     (449,531)
   Net transfers                                     (102,216)     (252,773)     (383,408)     (192,033)       96,757       163,300
   Contract maintenance charge                         (1,048)       (3,624)       (4,861)       (1,903)         (700)         (416)
                                                -------------   -----------   -----------   -----------   -----------   -----------
   Decrease in net assets from capital
     transactions                                    (269,945)     (826,078)   (1,406,777)     (408,945)     (422,010)     (286,647)
                                                -------------   -----------   -----------   -----------   -----------   -----------

Decrease in net assets                               (389,395)   (1,811,364)   (2,472,802)     (648,796)     (321,988)     (284,989)
Net assets at beginning of period                   1,492,076     4,863,034     7,233,918     2,602,969     1,768,753       677,148
                                                -------------   -----------   -----------   -----------   -----------   -----------
Net assets at end of period                     $   1,102,681   $ 3,051,670   $ 4,761,116   $ 1,954,173   $ 1,446,765   $   392,159
                                                =============   ===========   ===========   ===========   ===========   ===========
ANALYSIS OF DECREASE IN UNITS OUTSTANDING:
Units sold                                                 85           315         2,892           233         2,836             0
Units redeemed                                        (14,320)      (30,787)      (65,243)      (16,197)      (38,838)      (35,945)
Units transferred                                      (9,026)      (13,652)      (24,331)      (14,188)        6,463        13,055
                                                -------------   -----------   -----------   -----------   -----------   -----------
Decrease in units outstanding                         (23,261)      (44,124)      (86,682)      (30,152)      (29,539)      (22,890)
Beginning units                                       122,242       235,499       418,488       183,378       124,176        54,236
                                                -------------   -----------   -----------   -----------   -----------   -----------
Ending units                                           98,981       191,375       331,806       153,226        94,637        31,346
                                                =============   ===========   ===========   ===========   ===========   ===========

                See accompanying notes to financial statements.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1.    ORGANIZATION

      FS Variable Annuity Account Two of First SunAmerica Life Insurance Company (the "Separate Account") is an investment account of First SunAmerica Life Insurance Company (the "Company"). The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company, which is a subsidiary of AIG SunAmerica Inc., the retirement services and asset management organization within American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement savings and asset management. The Separate Account is registered as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

      The Separate Account offers the following product: FSA Vista.

      The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms and financial institutions. The distributor of these contracts is J.P. Morgan Fund Distributors, Inc., an unaffiliated company.

      The Separate Account is composed of six variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of a designated portfolio of the Mutual Fund Variable Annuity Trust (the "Trust" or "MFVAT"). The Trust is a diversified, open-end investment company, which retains an investment adviser to assist in the investment activities of the Trust. The participant may elect to have payments allocated to any of five guaranteed-interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the six Variable Accounts and do not include balances allocated to the General Account.

                         FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.    ORGANIZATION (continued)

      On July 17, 2003, the Board of Trustees of MFVAT and on June 12, 2003, the Board of Trustees of SunAmerica Series Trust ("SAST", together with MFVAT, the "Trusts"), approved an agreement and plan of reorganization (the "Plan") pursuant to which each Current Fund of the MFVAT listed in the table below will transfer all of its assets and liabilities to a Successor Fund of the SAST as outlined in the table below in exchange for shares of such Successor Fund (each, a "reorganization"), subject to approval by shareholders of the applicable Current Fund. Upon consummation of a reorganization, each shareholder of the Current Fund would receive shares of the applicable Successor Fund with a total net asset value equal to the total net asset value of such shareholder's Current Fund on the date of the exchange. A special meeting of shareholders of each Current Fund has been called for December 1, 2003, to consider the Plan. If approved by the shareholders of a Current Fund, the applicable reorganization will take place on December 5, 2003, or another date determined by the Trusts. In addition to these reorganizations, the Government & Quality Bond fund of the Anchor Series Trust will also be added to the Separate Account.

               Current Fund                            Successor Fund
      Growth and Income Portfolio          Davis Venture Value Portfolio
      Capital Growth Portfolio             Marsico Growth Portfolio
      International Equity Portfolio       International Growth and Income Portfolio
      Asset Allocation Portfolio           MFS Total Return Portfolio
      U.S. Government Income Portfolio     Cash Management Portfolio
      Money Market Portfolio               Cash Management Portfolio

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      INVESTMENT ACCOUNTING AND VALUATION: The investments are stated at the net asset value of each of the portfolios of the Trust as determined at the close of business day. Purchases and sales of shares of the portfolios are valued at the net asset values of such portfolios, which value their investment securities at fair value, on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded on the ex-distribution date. Realized gains and losses on the sale of investments in the Trust are recognized at the date of sale and are determined on an average cost basis. Accumulation unit values are computed daily based on total net assets of the portfolios.

      FEDERAL INCOME TAXES: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

      USE OF ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that effect amounts reported therein. Actual results could differ from these estimates.

3.    CHARGES AND DEDUCTIONS

      Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

      WITHDRAWAL CHARGE: The contract provides that in the event that a contract holder withdraws all or a portion of the contract value during the surrender charge period, withdrawal charges may be assessed on the excess of the free withdrawal amounts as defined in the contract. The withdrawal charges are based on the tables of charges applicable to the contracts, with a maximum charge of 6% of any amount withdrawn that exceed the free withdrawal amount and are recorded as part of the cost of redemptions in the accompanying Statement of Changes in Net Assets.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


3.    CHARGES AND DEDUCTIONS (continued)

      CONTRACT MAINTENANCE CHARGE: An annual contract maintenance fee of $30 is charged against certain contracts issued, which reimburses the Company for expenses incurred in establishing and maintaining records relating to the contracts. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender, and deducted from that withdrawal. The contract maintenance fee is recorded as part of the cost of redemptions in the accompanying Statement of Changes in Net Assets.

      MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, computed on a daily basis as a percentage of the net asset value. The total annual rate of the net asset value of each portfolio is 1.25%. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide the standard death benefit. The expense risk charge is compensation for assuming the risk that the current contract maintenance charges will be insufficient in the future to cover the cost of administering the contract.

      DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. If this charge is not sufficient to cover the cost of distributing the contract, the Company will bear the loss.

      TRANSFER FEE: A transfer fee of $25 is assessed on each transfer of funds in excess of fifteen transactions within a contract year and is recorded as part of the cost of redemptions in the accompanying Statement of Changes in Net Assets.

      PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin or at the time of surrender. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon payment of the death benefit.

      SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


4.    PURCHASES AND SALES OF INVESTMENTS

      The aggregate cost of the Trust's shares acquired and the aggregate proceeds from shares sold during the year ended August 31, 2003 consist of the following:

                                             Cost of Shares       Proceeds from
      Variable Accounts                            Acquired         Shares Sold
      -----------------                      --------------       -------------
      International Equity Portfolio               $ 16,460           $ 172,547
      Capital Growth Portfolio                      626,340             754,434
      Growth and Income Portfolio                    79,475           1,007,106
      Asset Allocation Portfolio                     37,585             504,970
      U.S. Government Income Portfolio              149,109             234,032
      Money Market Portfolio                         57,087              96,750

                        FS VARIABLE ANNUITY ACCOUNT TWO
                                       OF
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS


5.    UNIT VALUES

      A summary of unit values and units outstanding for the variable accounts and the expense ratios, excluding expenses of the underlying funds, total return and investment income ratios for the years ended August 31, 2003 and 2002, follows:

                                                                                                 Ratio of
                                                  Net Assets                    Ratio of        investment
                                     -------------------------------------     expenses to       income to
                                        Unit Value                             average net        average             Total
      Years               Units            ($)            Total Value ($)     net assets (1)   net assets (2)       Return (3)
-----------------------------------  ----------------    -----------------   ---------------   ---------------   ---------------
International Equity Portfolio

       2003              83,330             11.78                  982,030        1.40%           1.67%                5.74%
       2002              98,981             11.14                1,102,681        1.40%           0.00%               -8.73%

Capital Growth Portfolio

       2003             150,935             19.44                2,934,235        1.40%           0.00%               21.91%
       2002             191,375             15.95                3,051,670        1.40%           0.02%              -22.78%

Growth and Income Portfolio

       2003             265,613             15.75                4,184,157        1.40%           1.61%                9.78%
       2002             331,806             14.35                4,761,116        1.40%           1.73%              -16.94%

Asset Allocation Portfolio

       2003             115,215             13.58                1,564,789        1.40%           2.23%                6.46%
       2002             153,226             12.76                1,954,173        1.40%           3.03%              -10.15%

U.S. Government Income Portfolio

       2003             84,890              15.37                1,304,684        1.40%           3.89%                0.54%
       2002             94,637              15.29                1,446,765        1.40%           6.33%                7.33%

Money Market Portfolio

       2003             28,382              12.42                  352,496        1.40%           0.72%               -0.73%
       2002             31,346              12.51                  392,159        1.40%           1.69%                0.20%

(1) Represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and distribution expense charges for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values and exclude the expenses of the underlying funds and charges made directly to contract holder accounts through the redemption of units.

(2) Represents the dividends, excluding distributions of capital gains, received by the individual variable accounts from the underlying funds, net of management fees assessed by the fund managers, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in a direct reduction in the unit values. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying funds in which the variable accounts invest.

(3) Represents the total return for the period indicated, including changes in the underlying funds, and reflects deductions for all items included in the expense ratio. Total return does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date of a particular investment option in the variable account through the end of the reporting period.

                           PART C -- OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a)   Financial Statements

      The following financial statements are included in Part B of the Registration Statement:

      The financial statements of First SunAmerica Life Insurance Company at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003.


     Financial statements of FS Variable Annuity Account Two at August 31, 2003 and for each of the two years in the period ended August 31, 2003.


(b)   Exhibits



(1)      Resolutions Establishing Separate Account------------------------------        *

(2)      Custody Agreements-----------------------------------------------------        Not Applicable

(3)      (a)      Form of Distribution Contract---------------------------------        +++

         (b)      Form of Selling Agreement-------------------------------------        *

(4)      (a)      Variable Annuity Contract-------------------------------------        *

(5)      Application for Contract-----------------------------------------------        *

(6)      Depositor -- Corporate Documents
         (a)      Certificate of Incorporation dated October 27, 1997-----------        *

         (b)      Amended and Restated Charter dated May 30, 2003---------------        Filed Herewith

         (c)      By-Laws-------------------------------------------------------        *

         (d)      Amended By-Laws dated May 9, 2003-----------------------------        Filed Herewith
(7)      Reinsurance Contract---------------------------------------------------        Not Applicable

(8)      Form of Fund Participation Agreement

         (a)      Form of Addendum to Fund Participation Agreement--------------        +++

(9)      Opinion of Counsel-----------------------------------------------------        *

         Consent of Counsel-----------------------------------------------------        Not Applicable

(10)     Consent of Independent Accountants-------------------------------------        Filed Herewith

(11)     Financial Statements Omitted from Item 23------------------------------        Not Applicable

(12)     Initial Capitalization Agreement---------------------------------------        Not Applicable

(13)     Performance Computations-----------------------------------------------        Not Applicable

(14)     Diagram and Listing of All Persons Directly or Indirectly Controlled
         By or Under Common Control with First SunAmerica, the Depositor of
         Registrant-------------------------------------------------------------        Filed Herewith

(15)     Power of Attorney
         (a)      December 2000-------------------------------------------------        +

         (b)      December 2002-------------------------------------------------        ++

         (c)      December 2003-------------------------------------------------        ++++



* Incorporated by reference to Post-Effective Amendment Nos. 4 and 6 to File Nos. 033-81470 and 811-08624, filed December 24, 1997, Accession No. 0000950148-97-003105.

** Incorporated by reference to Post-Effective Amendment Nos. 1 and 3 to File Nos. 033-81470 and 811-08624, filed November 14, 1995, Accession No. 0000950148-95-000805.

+ Incorporated by reference to Post-Effective Amendment Nos. 10 and 11 to File Nos. 033-81470 and 811-08624, filed December 19, 2000, Accession No. 0000950148-00-002511.

++ Incorporated by reference to Post-Effective Amendment Nos. 14 and 15 to File Nos. 033-81470 and 811-08624, filed December 20, 2002, Accession No. 0000950148-02-002988.



+++ Incorporated by reference to Form N-14AE, Registration File No. 333-108115 filed on August 21, 2003, Accession No. 0001206774-03-000644.



++++ Incorporated by reference to Post-Effective Amendment Nos. 16 and 17 to File Nos. 033-81470 and 811-08624, filed December 8, 2003, Accession No. 0000950148-03-002855.

Item 25. Directors and Officers of the Depositor

The officers and directors of First SunAmerica Life Insurance Company (First SunAmerica) are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                POSITION
----                                --------
Jay S. Wintrob                      Chief Executive Officer, President and Director
James R. Belardi                    Director and Senior Vice President
Marc H. Gamsin                      Director and Senior Vice President
N. Scott Gillis***                  Director, Senior Vice President and Chief Financial Officer
Jana W. Greer***                    Director and Senior Vice President
Edwin R. Raquel***                  Senior Vice President and Chief Actuary
Gregory M. Outcalt                  Senior Vice President
Stewart R. Polakov***               Senior Vice President and Controller
Christine A. Nixon                  Director, Senior Vice President and Secretary
Edward T. Texeria                   Vice President
Virginia N. Puzon                   Assistant Secretary
M. Bernard Aidinoff*                Director
Bruce R. Abrams*                    Director and Senior Vice President
Marion E. Fajen*                    Director
Patrick Foley*                      Director
Cecil C. Gamwell III*               Director
Jack R. Harnes*                     Director
John I. Howell*                     Director
Ernest T. Patrikis*                 Director
David L. Herzog*                    Director
Michael J. Akers**                  Senior Vice President
Kurt W. Bernlohr**                  Vice President
Michelle H. Powers**                Vice President

*      70 Pine Street, New York, NY 100270

**  2727 Allen Parkway, Houston, TX 77019

*** 21650 Oxnard Street, Woodland Hills, CA 91367

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant


The Registrant is a separate account of First SunAmerica (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-04-003302, filed March 15, 2004.


Item 27. Number of Contract Owners


As of March 31, 2004, the number of Vista Capital Advantage Variable Annuity contracts funded by FS Variable Annuity Account Two was 526 of which 209 were qualified contracts and 317 were non-qualified contracts.


Item 28. Indemnification

Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of New York, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless AIG SunAmerica Capital Services, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or (2) Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29 Principal Underwriter

(a) AIG SunAmerica Capital Services, Inc. acts as distributor for the following investment companies:

      AIG SunAmerica Life Assurance Company - Variable Separate Account
      AIG SunAmerica Life Assurance Company - Variable Annuity Account One
      AIG SunAmerica Life Assurance Company - Variable Annuity Account Two
      AIG SunAmerica Life Assurance Company - Variable Annuity Account Four
      AIG SunAmerica Life Assurance Company - Variable Annuity Account Five
      AIG SunAmerica Life Assurance Company - Variable Annuity Account Seven
      AIG SunAmerica Life Assurance Company - Variable Annuity Account Nine First SunAmerica Life Insurance Company - FS Variable Separate Account First SunAmerica Life Insurance Company - FS Variable Annuity Account One First SunAmerica Life Insurance Company - FS Variable Annuity Account Two First SunAmerica Life Insurance Company - FS Variable Annuity Account Five First SunAmerica Life Insurance Company - FS Variable Annuity Account Nine Presidential Life Insurance Company - Variable Account One
      Anchor Series Trust
      Seasons Series Trust
      SunAmerica Series Trust
      SunAmerica Income Funds issued by AIG SunAmerica Asset Management Corp.
        (AIG SAAMCo.)
      SunAmerica Style Select Series, Inc. issued by AIG SAAMCo.
      SunAmerica Equity Funds issued by AIG SAAMCo.
      SunAmerica Money Market Funds, Inc. issued by AIG SAAMCo.
      SunAmerica Strategic Investment Series issued by AIG SAAMCo.
      SunAmerica Senior Floating Rate Fund, issued by AIG SAAMCo.
      Valic Company I
      Valic Company II

(b) Directors, Officers and principal place of business:

        Officers/Directors*            Position
        ------------------             --------
        Peter Harbeck                  Director
        J. Steven Neamtz               Director, President & Chief Executive
                                       Officer
        Robert M. Zakem                Director, Executive Vice President &
                                       Assistant Secretary
        Debbie Potash-Turner           Senior Vice President, Chief Financial Officer &
                                       Controller
        James Nichols                  Vice President
        Thomas Lynch                   Chief Compliance Officer
        Christine A. Nixon**           Secretary
        Virginia N. Puzon**            Assistant Secretary

* Unless otherwise indicated, the principal business address of AIG SunAmerica Capital Services, Inc. and of the above officers/directors is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

** Principal business address is 1 SunAmerica Center, Los Angeles, California 90067.

(c) AIG SunAmerica Capital Services, Inc. retains no compensation or commissions from the Registrant.

Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to:(a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;
(b) include either (1) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying upon a No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). The Registrant has complied with conditions one through four on the No-Action Letter.

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement (Post-Effective Amendment No. 17 and 18; File Nos. 033-81470 and 811-08624), and has caused this Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 22nd day of April, 2004.




                                       FS VARIABLE ANNUITY ACCOUNT TWO
                                       (Registrant)


                                       By:  FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY (Depositor)

                                       By:  /s/ Jay S. Wintrob
                                            ------------------
                                       Jay S. Wintrob, Chief Executive Officer

                                       By:  FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY (Depositor)

                                       By:  /s/ Jay S. Wintrob
                                            ------------------
                                       Jay S. Wintrob, Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


         SIGNATURE                                        TITLE                               DATE
         ---------                                        -----                               ----
Jay S. Wintrob*                           Chief Executive Officer, President &              April 22, 2004
--------------------------------                        Director
Jay S. Wintrob                                (Principal Executive Officer)

Bruce R. Abrams*                                        Director                            April 22, 2004
--------------------------------
Bruce R. Abrams*

M. Bernard Aidinoff*                                    Director                            April 22, 2004
--------------------------------
M. Bernard Aidinoff

James R. Belardi*                                       Director                            April 22, 2004
--------------------------------
James R. Belardi

Marion E. Fajen*                                        Director                            April 22, 2004
--------------------------------
Marion E. Fajen

Patrick J. Foley*                                       Director                            April 22, 2004
--------------------------------
Patrick J. Foley

Marc H. Gamsin*                                         Director                            April 22, 2004
--------------------------------
Marc H. Gamsin

Cecil C. Gamwell III*                                   Director                            April 22, 2004
--------------------------------
Cecil C. Gamwell III


N. Scott Gillis*                                        Director,                           April 22, 2004
--------------------------------                 Senior Vice President &
N. Scott Gillis                                  Chief Financial Officer
                                              (Principal Financial Officer)


Jana W. Greer*                                          Director                            April 22, 2004
--------------------------------
Jana W. Greer

Jack R. Harnes*                                         Director                            April 22, 2004
--------------------------------
Jack R. Harnes

Stewart R. Polakov*                        Senior Vice President & Controller               April 22, 2004
--------------------------------             (Principal Accounting Officer)
Stewart R. Polakov


John I. Howell*                                         Director                            April 22, 2004
--------------------------------
John I. Howell

Christine A. Nixon*                                     Director                            April 22, 2004
--------------------------------
Christine A. Nixon

Ernest T. Patrikis*                                     Director                            April 22, 2004
--------------------------------
Ernest T. Patrikis

David L. Herzog*                                        Director                            April 22, 2004
--------------------------------
David L. Herzog

*/s/ Mallary Reznik                                                                         April 22, 2004
--------------------------------
Mallary Reznik
Attorney-in-fact

EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------
(6)(b)            Amended and Restated Charter dated May 30, 2003
(6)(d)            Amended By-Laws dated May 9, 2003
(10)              Consent of Independent Accountants
(14)              Diagram and Listing of All Persons Directly
                  or Indirectly Controlled by or Under Common
                  Control with First SunAmerica Life Insurance
                  Company, the Depositor of Registrant